NATIONWIDE VARIABLE INSURANCE TRUST

NVIT AllianzGI International Growth Fund	NVIT International Index Fund
NVIT Amundi Multi Sector Bond Fund (formerly, Amundi NVIT Multi Sector Bond Fund)	NVIT Jacobs Levy Large Cap Growth Fund NVIT Mellon Dynamic U.S. Core Fund
NVIT AQR Large Cap Defensive Style Fund	NVIT Mellon Dynamic U.S. Equity Income Fund
NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)	NVIT Mid Cap Index Fund NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Columbia Overseas Value Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Core Plus Bond Fund NVIT DoubleLine Total Return Tactical Fund(formerly, DoubleLine NVIT Total Return Tactical Fund)	NVIT Neuberger Berman Multi Cap Opportunities Fund (formerly, Neuberger Berman NVIT Multi Cap Opportunities Fund)
NVIT Emerging Markets Fund	NVIT Newton Sustainable U.S. Equity Fund
NVIT Federated High Income Bond Fund (formerly, Federated NVIT High Income Bond Fund)	NVIT Real Estate Fund NVIT S&P 500 Index Fund
NVIT Government Bond Fund	NVIT Short Term Bond Fund
NVIT Government Money Market Fund	NVIT Small Cap Index Fund
NVIT International Equity Fund	NVIT Wells Fargo Discovery Fund

Supplement dated June 16, 2021

to the Statement of Additional Information (“SAI”) dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Emerging Markets Fund (the “Fund”)

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on June 16, 2021 (the “Meeting”), the Board approved the termination of Lazard Asset Management LLC (“Lazard”) and Aberdeen Standard Alternative Funds Limited (“Aberdeen”) as the subadvisers to the Fund, and the appointment of NS Partners Ltd (“NS Partners”) and Loomis, Sayles & Company L.P. (“Loomis Sayles”) as the Fund’s new subadvisers, effective on or about September 13, 2021 (the “Effective Date”).

2.	As of the Effective Date, the SAI is amended as follows:

a.	All references to, and information regarding, Aberdeen, are deleted in their entirety.

b.	All references to, and information regarding, Lazard with respect to the Fund, are deleted in their entirety.

c.	All references to, and information regarding, Matthew Williams, CFA, Stephen Russell, CFA and Thomas Boyle are deleted in their entirety.

d.	The following replaces the information regarding the Fund in the table under the heading “Investment Advisory and Other Services – Limitation of Fund Expenses” on page 69 of the SAI:

Name of Fund	Amount of Advisory Fee Waiver
NVIT Emerging Markets Fund	0.0873%

e.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 71 of the SAI:

Fund	Subadviser
NVIT Emerging Markets Fund	NS Partners Ltd Loomis, Sayles & Company L.P.

f.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on page 71 of the SAI:

Loomis, Sayles & Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $347.8 billion in assets under management as of December 31, 2020.

NS Partners Ltd, located at 1 Knightsbridge Green, London, SW1X 7QA, United Kingdom, was founded in 1988, is a registered investment adviser.

g.	The following supplements the information under the heading “Appendix B – Proxy Voting Guidelines Summaries”:

LOOMIS, SAYLES & COMPANY L.P.

Loomis, Sayles & Company L.P. (“Loomis Sayles”) uses the services of third parties (“Proxy Voting Services”) to provide research, analysis and voting recommendations and to administer the process of voting proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for the fund holding the security, and will be voted in the best investment interests of the fund. All routine “for” and “against” issues will be voted according to Loomis Sayles’ policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of the Loomis Sayles’ Proxy Voting Policies and Procedures (“Procedures”), to ensure consistency with internal policies and regulatory agency policies, to review existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and to review the proxy voting process and address any general issues that relate to proxy voting, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the clients’ best interests and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services including determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues, providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients, receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its predetermined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

NS PARTNERS LTD

NS Partners Ltd (“NS Partners”) has a fiduciary duty to vote proxies both in a timely manner and in the best interest of clients. The central tenet of our proxy voting policy is that good corporate governance enhances long-term shareholder value. NS Partners utilizes the proxy research and voting services of Institutional Shareholder Services (ISS) to help assess and vote proxies in accordance with our custom voting policy. Taking into account NS Partners’ custom guidelines, ISS prepares voting recommendations for all proposals on which we are entitled to vote. NS Partners uses these recommendations as a guide, however, certain situations will warrant additional review. Where there is a recommendation to vote against management we reach out to the company to gain a better understanding of the issue at hand. As a result of this engagement and our assessment of the relevant information NS Partners may choose to vote contrary to the ISS recommendation. The policy that follows is not meant to be exhaustive due to the variety of proxy voting issues NS Partners may be required to consider and we may depart from these guidelines to avoid voting decisions that we believe may be contrary to our clients’ best interest.

While NS Partners takes its voting responsibilities very seriously and uses its best efforts to exercise these rights in all cases, there may be situations when it may be impractical or impossible for NS Partners to vote. Such circumstances include a limited number of international markets where share blocking applies or when securities are on loan to a third party. Due to the liquidity and administrative challenges, NS Partners will typically not vote in these situations. NS Partners may deviate from this approach if the situation warrants.

SHAREHOLDER RIGHTS

GENERAL GUIDELINES: NS Partners will generally vote in favour of proposals that improve corporate governance practices and give shareholders a greater voice in the affairs of the company and, conversely, oppose measures that seek to limit those rights. NS Partners believe that shareholders with meaningful ownership should have the right to call a special meeting and will generally vote against proposals restricting this right. Regarding proxy access, NS Partners will generally support giving shareholders the right to nominate directors, provided nominations reflect a reasonable level of stock ownership and the nominees are well qualified and prepared to act in the interests of all shareholders. Additionally, NS Partners will generally oppose advance notice bylaws that impose unreasonable conditions on shareholders who wish to nominate directors to the board. NS Partners will generally vote against proposals that give management the authority to adjourn or extend a meeting unless compelling reasons are provided. NS Partners will review proxy contests on a case-by-case basis taking into consideration the long-term company performance, background to the contested election, nominee qualifications and other relevant factors.

VOTING STANDARD: NS Partners believe that shareholders should have the right to vote in proportion to their ownership and therefore support the principal of one-share, one-vote. Accordingly, NS Partners will generally vote against the authorization or issue of shares that do not have full and equal voting rights, against proposals that support or perpetuate dual share class structures and for proposals to eliminate dual share class structures. NS Partners prefer that companies adopt a majority voting for individual directors in uncontested elections. NS Partners will generally oppose supermajority voting requirements if they are in attempt to diminish the rights of minority shareholders.

ANTI-TAKEOVER MEASURES: NS Partners believe measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Accordingly, NS Partners will analyze such proposals on a case-by-case basis. NS Partners will generally oppose proposals that entrench management or excessively dilute shareholder ownership, regardless of whether they are advanced by management or shareholders. Conversely, NS Partners will generally support proposals that restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

BOARD OF DIRECTORS

GENERAL GUIDELINES: NS Partners believe that directors have a duty to shareholders and we may withhold votes for directors that fail to act on key issues.

STAGGERED BOARDS: NS Partners oppose staggered boards as it is our belief that they can entrench existing management and unduly deter takeovers. Therefore, NS Partners will generally vote for proposals to declassify the board of directors.

INDEPENDENCE: NS Partners believe in the importance of an independent board of directors and consider a board to be sufficiently independent when greater than fifty percent of directors are independent. In Japan, this threshold is lowered to one third, which NS Partners believe to be sufficient at present, however this will be revisited as corporate governance reform progresses in the Japanese market. If the proposed board does not meet our independence criteria, NS Partners will generally vote against all non-independent candidates, with the exception of the CEO, as this position is by nature non-independent and in most situations voting against a CEO could be unnecessarily disruptive. While NS Partners support insiders as board members as we feel they provide valuable knowledge and insight to the company, we believe that insider representation should largely reflect level of ownership or control, and therefore we may refrain from voting against certain non-independent candidates or vote against insiders if the number of insiders serving on a board is excessive. Furthermore, NS Partners believe that key committees (Audit, Compensation, Nomination and Governance) should be purely independent and will typically vote against non-independent directors serving on these committees.

SEPARATION OF CHAIR AND CEO: NS Partners believe that the responsibilities of the CEO and board Chair are fundamentally different and should thus be filled by different individuals. Therefore, NS Partners will support proposals to separate the roles of CEO and Chair and will consider voting against the Chair of the Nomination Committee when the roles are combined and a lead independent director has not been established.

GENDER DIVERSITY: NS Partners believe that board diversity has positive, long-term implications for a company’s performance, and therefore, will generally vote against the chair of the Nomination Committee if a board lacks female representation.

ATTENDANCE: NS Partners will typically vote against directors who have attended less than 75% of the board meetings held within a given year without a valid reason for these absences.

TENURE: NS Partners oppose age and term limits for individual directors and prefer to see board renewal occur through an annual evaluation process which assesses the effectiveness of the board as a whole, its committees and individual directors. If the average tenure of the board exceeds 10 years, NS Partners may vote against the longest-serving member of the board, other than the CEO.

OVERBOARDING: NS Partners will generally vote against directors who are overboarded. We consider a director overboarded if he/she: i) sits on more than a total of three public company boards; or ii) is a CEO and sits on more than a total of two public company boards.

CORPORATE STRUCTURE

GENERAL GUIDELINES: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, NS Partners will most often vote in accordance with the company’s management on such proposals. However, NS Partners will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

MERGERS & ACQUISITIONS: NS Partners will review proposed mergers and acquisitions transactions on a case-by-case basis considering them based on their strategic rationale, valuation, long-term interest and impact on shareholders rights.

SHARE ISSUANCE: NS Partners oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or other anti-takeover devices, or if the issuance of new shares could excessively dilute the value of the outstanding shares.

BUYBACKS: NS Partners will consider share buyback proposals on a case-by-case basis taking into account the impact on long-term shareholder value, the level of disclosure, whether there is evidence that the buyback is being carried out to reward company insiders, and other relevant factors.

EXECUTIVE REMUNERATION

GENERAL GUIDELINES: NS Partners believe that robust executive remuneration guidelines are vital to the functioning of public companies and are a key expression of good corporate governance. While NS Partners are mindful of the complexity of this subject and the varying practices across markets, industries and capitalizations, the following principles guide our voting on matters of executive remuneration. NS Partners will consider factors such as company performance, pay-for-performance alignment, and level of disclosure when voting on proposals related to compensation. Additionally, NS Partners will consider metrics such as CEO base pay, overall CEO compensation, the multiple of annual CEO remuneration to median remuneration of all other employees, the multiple of annual CEO remuneration to the median of all other senior executives, dilution and the annual burn rate. Should NS Partners have concerns regarding any of these metrics we may vote against an advisory vote on executive compensation and may also consider voting against the chair and members of the Compensation Committee.

DIRECTOR REMUNERATION

GENERAL GUIDELINES: NS Partners believe that that pay for non-executive directors should be structured in such a way that ensures independence, objectivity and alignment with shareholders’ interests. Non-executive directors should not receive performance-based pay such as performance stock units (PSUs) or stock options, as this can encourage excessive risk-taking and impair objectivity. Instead, NS Partners prefer non-executive directors receive compensation in the form or cash or alternatively restricted stock units (RSUs) or deferred stock units (DSUs), which have the same economic interest as shares, and therefore directly align the interests of directors with those of shareholders.

AUDIT FUNCTION

GENERAL GUIDELINES: NS Partners believes that the company remains in the best position to select and auditor and will generally support management’s recommendation. However, NS Partners recognize there may be inherent conflicts of interest arising when a company’s auditor provides substantial non-audit related services for the company. Therefore, NS Partners may vote against the appointment of an auditor if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

RESPONSIBLE INVESTMENT

GENERAL GUIDELINES: As a signatory of the UN-backed Principles for Responsible Investment NS Partners takes into account environmental and social implications in our proxy voting. Specific proposals related to Environmental and Social issues will be reviewed and analyzed on a case-by-case basis, however NS Partners will generally vote in favour of shareholder proposals that seek to improve disclosure of environmental risks and will also generally vote in favour of shareholder proposals to improve transparency regarding social issues provided it is in the best interest of shareholders.

For further information please refer to our Responsible Investment Policy, which can be found on our Website: www.ns-partners.co.uk.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to:

Anna Kirk

Chief Compliance Officer

NS Partners Ltd

1 Knightsbridge Green

LONDON

SW1X 7QA

UK

h.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of March 31, 2021)
Loomis, Sayles & Company L.P.
Ashish Chugh	NVIT Emerging Markets Fund	None
NS Partners Ltd
Ian Beattie	NVIT Emerging Markets Fund	None

i.	The following supplements the information under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:

Loomis, Sayles & Company L.P. (“Loomis Sayles”)

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, Firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the Firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Firm’s Chief Investment Officer (“CIO”) and senior management. The Firm’s CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group.

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the Firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

NS Partners Ltd (“NS Partners”)

NS Partners’ compensation structure is specifically designed to attract, motivate, and retain talented professionals. All senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner’s individual contribution. The profits of the business are distributed on a quarterly basis to partners in proportion to their stake. Responsibility and contribution are reviewed annually by the partners and equity share adjusted accordingly.

The firm offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegiate atmosphere that employees appreciate and reward with their loyalty. All partners and employees are covered by a Group wide life assurance and health plan.

Each non-partner receives a competitive basic salary package and bonus dependent on their performance. Once a solid contribution is underway non partners can move to a ‘principal scheme’ whereby in addition to basic salary and cash bonus they can accrue profit share based on their performance. This will accrue over a few years before it can be drawn down.

Additionally the senior professionals including all portfolio managers within the Global Emerging investment team are partners of the firm. Each partner of the firm is paid a basic draw and profits are distributed quarterly according to a partners’ proportional ownership. This aligns partners’ interests with clients as they benefit directly from the continued success of the business. On an annual basis, the partners collectively discuss long term performance contributions. This presents an annual opportunity to re-evaluate equity ownership and to re-align that ownership in accordance with contribution to the Firm in a gradualist manner

j.	The information for Jacobs Levy in the subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of March 31, 2021)
Loomis, Sayles & Company L.P.
Ashish Chugh	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $61.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of March 31, 2021)
NS Partners Ltd
Ian Beattie	Mutual Funds: 1 account, $119.4 million total assets (1 account, $119.4 million total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 11 accounts, $2.72 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 34 accounts, $1.05 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

k.	The following supplements the information under subsection “Potential Conflicts of Interest” under the heading “Appendix C – Portfolio Managers”:

Loomis, Sayles & Company L.P. (“Loomis Sayles”)

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

NS Partners Ltd (“NS Partners”)

NS Partners’ Clients expect that NS Partners will uphold its affirmative duties of care, loyalty, honesty, and good faith to act in their best interests. Compliance with these duties will first be achieved by attempting to avoid any conflict or potential conflict of interest, then by fully disclosing all material facts concerning any conflict that does arise with respect to any Client. All Clients must be treated fairly and the interests of one client must not be placed above the interest of another. At a minimum this means:

All staff are prohibited from:

1.	Failing to timely recommend a suitable security to, or purchase or sell a suitable security for, a Client in order to avoid an actual or apparent conflict with a personal transaction in a security.

2.

Using knowledge about pending or currently considered securities transactions for Clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities. Conflicts raised by personal securities transactions are also addressed in Section C.3 below.

3.

Negotiating or making decisions regarding NSP’s business with any companies in which the Relevant Person has an investment or other personal interest without first seeking approval from the Compliance and Legal Team.

4.	Acquiring, directly or indirectly, any Beneficial Interest in any Initial Public Offering or Limited Offering with respect to any security without first obtaining approval of the Chief Compliance

Officer (CCO). Persons wishing to obtain such permission must first provide full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the person’s activities on behalf of NS Partners’ Clients). Permission will not be granted without first concluding, after consultation with other Investment Personnel of the Firm (who have no personal interest in the issuer involved in the IPO), that there is no foreseeable interest in purchasing such security on behalf of NS Partners’ Clients. Records of such approvals and the reasons supporting those decisions must be kept as required in Section C.3. The forms for submitting requests to participate in an Initial Public Offering or Limited Offering are attached as Appendices A and B, respectively.

All staff will:

1.

Once they are aware of any personal interest that is or might be in conflict with the interest of a Client, disclose the situation or transaction and the nature of the conflict to the Compliance and Legal Team for appropriate consideration and obtain written approval from the Compliance and Legal Team before taking action. Conflicts of Interest are subject to the Quarterly Disclosure in Sungard PTA

2.

Without limiting the foregoing, Investment Personnel who are planning to invest in or make a recommendation to invest in a security for a Client, and who have a material interest in the security or a related security, must first disclose such interest to the CCO. The CCO shall conduct an independent review of the recommendation to purchase the security for Clients and shall forward written evidence of such review to the Compliance and Legal Team. Investment Personnel who disclose such an interest to the CCO are exempt from a violation under Section C.1.a (i) of this Code.

Outside Business Activity

All staff are required to promptly notify the CCO, and to record within the SunGard PTA system, all outside business activity resulting in or potentially resulting in additional compensation arrangements, including monetary or other benefits that are or have the potential to be a conflict of interest. Any staff, who have a Canadian Securities Registration must additionally record any volunteer / not for profit activity within the SunGard PTA system once approval has been given by the CCO. This includes any volunteer activity where you are in a position of power or influence, regardless of whether you are compensated for the activity.

No member of staff shall accept a position as an officer or employee or receive any compensation as a result of any business activity (other than a passive investment), outside the scope of his relationship with NSP, unless such person has received prior written approval from the CCO. Supervised Persons may seek approval of and disclose outside business activities within the SunGard PTA system under the declaration as outlined in Appendix C.

Staff are prohibited from being independently registered as an investment adviser or being associated with an unaffiliated investment adviser as a director, officer, employee or Registered Representative without prior written approval from the CCO.

Service as a Director. Investment Personnel are prohibited from serving on the boards of directors of for-profit corporations, business trusts or similar business entities (other than NSP’s affiliates), whether or not their securities are publicly traded, without prior authorization by the CCO. Any such authorization will be based upon a determination that the board service would be consistent with the interests of NSP’s Clients and that adequate procedures exist to ensure isolation from those making investment decisions.

Staff must report to the Compliance and Legal Team any service on the boards of directors of for-profit corporations, business trusts or similar entities (other than NSP affiliates), whether or not their securities are publicly traded.

Non–Profit Activities. The Firm encourages its employees to become involved in community programs, civic affairs, and other non-profit activities. However, employees should not permit such activities to affect the performance of their job responsibilities. If there is any possibility that the non–profit organization will issue or sell securities or affect the assets of any Client, the member of staff must receive written approval of the CCO before accepting the position.

Participation in Investment Clubs. Access Persons (including with respect to assets that are beneficially owned by the Access Person) may participate in private investment clubs or other similar groups only upon advance written approval from the CCO.

The Second Standard: Avoid Taking Inappropriate Advantage of Your Position

Generally: The receipt of investment opportunities, gifts or gratuities from persons seeking business with NSP directly, or on behalf of a Client, could call into question the independence of your business judgment. In addition, any activity that creates even the suspicion of misuse of material, non-public information by NSP or its employees, which gives rise or appears to give rise to any breach of fiduciary duty owed to Clients, or which creates any actual, potential or perceived conflict of interest between Clients and NSP or any of its employees must be avoided and is prohibited.

3.

Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about NS Partners and Loomis Sayles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE